UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: August 14, 2008 (Date of earliest event reported)

Mexco Energy Corporation (Exact name of registrant as specified in its charter)

CO (State or other jurisdiction of incorporation)	0-6694 (Commission File Number)	84-0627918 (IRS Employer Identification Number)
	214 W. Texas Avenue, Suite 1101 Midland, TX (Address of principal executive offices)	79701 (Zip Code)
Registrant's telephone number, including area code: 432-682-1119

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 14, 2008, Mexco Energy Corporation (the “Registrant”) issued a news release to announce its financial results for the quarter ended June 30, 2008.

Copy of news release is filed as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Document

99.1	News release dated August 14, 2008.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEXCO ENERGY CORPORATION

Date: August 14, 2008	By:	/s/ Tammy McComic
Tammy McComic
Vice President and Chief Financial Officer